SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On December 30, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended November 30, 2003, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended November 30, 2003 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  January 15, 2004                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                November 30,  February 28,
                                                    2003          2003
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    4,040    $    8,426
    Accounts Receivable, Net                             --            --
    Inventories                                      49,251        45,821
    Other Receivables                                 6,975         4,674
    Prepaid Expenses                                  3,391         2,545
                                                  ---------     ---------
    Total Current Assets                             63,657        61,466
                                                  ---------     ---------

    Land and Buildings                               19,347        19,988
    Fixtures, Furniture and Vehicles                  9,216         9,965
    Leasehold Improvements                           24,593        23,727
    Construction in Progress                             35            48
                                                  ---------     ---------
    Total Property and Equipment                     53,191        53,728
    Accumulated Depreciation and Amortization        23,682        22,229
                                                  ---------     ---------
    Property and Equipment, Net                      29,509        31,499
                                                  ---------     ---------

    Other Assets                                    102,779       104,121
                                                  ---------     ---------
    TOTAL ASSETS                                 $  195,945    $  197,086
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  4,687         2,896
    Accrued Expenses                                 23,085        22,250
    Income Tax Currently Payable                         --           114
    Deferred Revenue                                  8,538         7,151
                                                  ---------     ---------
    Total Current Liabilities                        36,310        32,411
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,997       711,990

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (914,759)     (909,712)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (552,362)     (547,315)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  195,945    $  197,086
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Nine Months Ended
                                          November 30, 2003   November 30, 2003
                                         ------------------  ------------------

Sales                                              $ 30,911           $245,048
Costs of Sales                                       17,207            136,419
                                                    -------            --------
    Maintained Margin                                13,704            108,629


Other Income                                          2,191             19,198
                                                    -------            --------
    Total Income                                     15,895            127,827


Selling, General & Administrative Expense            15,141            127,136
Interest Expense                                         36                386
                                                    -------            --------
    Total Operating Expense                          15,176            127,522

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           718                305

Reorganization Items:
  Store and Distribution Center Exit Costs               52               (216)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                (26)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (34)
  Professional Fees                                    (422)            (4,289)
                                                    -------            --------
     Total Reorganization Items                        (370)            (4,565)

Delivered Sales Adjustment                             (923)              (788)
                                                    -------            --------
Income (Loss) Before Income Taxes                      (575)            (5,047)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (575)         $  (5,047)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.08)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended     Nine Months Ended
                                          November 30, 2003    November 30, 2003
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (575)         $   (5,047)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      307               2,758
   Reorganization items                               370               4,565
   Sold not delivered adjustment                      923                 788
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                           (1,561)             (3,242)
       Inventories                                    485              (2,702)
       Prepaid expenses                               (86)               (846)
       Deferred taxes                                  --                  --
       Deferred revenue                                45                 158
       Accounts payable                             1,049               1,791
       Accrued expenses                             1,015              (3,668)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              1,972              (5,446)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (118)             (1,483)
  Disposals of property and equipment                 276                 716
  Proceeds from dispositions of fixed
    assets - reorganization                            52                  61
  Miscellaneous investments                            --               3,401
                                                 ---------           ---------
Net cash provided by investing activities             210               2,695
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                     (32)             (1,636)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                (32)             (1,636)
                                                 ---------           ---------
Net increase (decrease) in cash                     2,149              (4,386)
Cash at beginning of period                         1,891               8,426
                                                 ---------           ---------
Cash at end of period                           $   4,040         $     4,040
                                                 =========           =========